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                                  EXHIBIT 99.1


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                            CHIEF FINANCIAL OFFICER

                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                  ACT OF 2002


In connection with the Annual Report of Transform Pack International Inc. on Form 10-K for the period ended May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Hans Meier, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.


                                        By: /s/ Hans Meier
                                            ---------------------------
                                            Hans Meier
                                            President